Exhibit 11(b)






Section 906 Certifications

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                            AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: KOREA EQUITY FUND, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date: January 7, 2004


By: /s/ Yasushi Suzuki

Yasushi Suzuki
Principal Executive Officer

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                            AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: KOREA EQUITY FUND, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to her knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: January 7, 2004



By: /s/ Rita Chopra-Brathwaite

Rita Chopra-Brathwaite

Principal Financial Officer


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